UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           July 8, 2015

IMK GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	005-88359	56-2495218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Fl. KGIT, 1601 SanAm-Dong Mapo-Gu, Seoul, Korea		1601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		02-6959-8500

_________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Appointment of New Independent Accountant

On July 8, 2015, the Board of Directors of IMK Group, Inc. (the “Company”) approved the engagement of PLS CPA, A Professional Corp. (“PLS CPA”), to serve as the Company’s principal accountant to audit the Company’s financial statements.

Prior to appointing them as the Company’s independent accountants, the Company did not consult PLS CPA on any matters referenced in Item 304(a)(2) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMK GROUP, INC.
Date: July 9, 2015
	By:	/s/ Rakgu Kim
Rakgu Kim,
Chief Financial Officer, Secretary, Treasurer and Director